SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report:                        March 13, 2003
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                            (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)


        Delaware                   333-100485            13-3447441
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(State of Incorporation)          (Commission           (I.R.S. Employer
                                   File Number)          Identification No.)

745 Seventh Avenue
New York, New York                                                    10019
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(Address of Principal Executive Offices)                            (Zip Code)


      Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 5.  Other Events and Regulation FD Disclosure



ITEM 7.  Financial Statements and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
--------------           -----------

     5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6.

                                      2

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LEHMAN ABS CORPORATION


                           /s/ Rene Canezin
                           -------------------------------
                           Name:    Rene Canezin
                           Title:   Senior Vice President

March 13, 2003

INDEX TO EXHIBITS
Exhibit No.              Description
-----------              -----------

    5.1     Opinion of Sidley Austin Brown &
            Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6.




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